UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                              ---------------------
                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): November 3, 2004
                                                              ----------------



                            DORCHESTER MINERALS, L.P.
                            -------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                       000-50175              81-0551518
      -----------------                  ---------              ----------
(State or other jurisdiction of         Commission            (I.R.S. Employer
 incorporation or organization)         File Number          Identification No.)




        3838 Oak Lawn, Suite 300                                    75219
              Dallas, Texas                                         -----
        ------------------------                                 (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code:  (214) 559-0300
                                                            --------------

                                       N/A
                  ---------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

                 The Registrant is furnishing its press release dated November 3, 2004 which announces the Registrant's third quarter results. The press release is attached hereto as
                 Exhibit 99.1 and incorporated herein by reference.

Items 7.01
 and 9.01       Regulation FD Disclosure and Financial Statements and Exhibits

                (c)     Exhibits
                        --------

                        Press Release dated November 3, 2004 announcing the Registrant's third quarter results. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                        See Item 2.02. Results of Operations and Financial Condition.


         Limitation on Incorporation by Reference

         In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 2.02, 7.01 and 9.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   DORCHESTER MINERALS, L.P.
                                   Registrant

                               by  Dorchester Minerals Management LP
                                   its General Partner,
                               by  Dorchester Minerals Management GP LLC
                                   its General Partner



Date: November 3, 2004         By: /s/ William Casey McManemin
                                  -----------------------------
                                       William Casey McManemin
                                       Chief Executive Officer